MERCANTILE DOW JONES PORTFOLIO FUNDS

Dow Jones 100 U.S. Portfolio Fund

Dow Jones 80 U.S. Portfolio Fund

Dow Jones 60 U.S. Portfolio Fund

Dow Jones 40 U.S. Portfolio Fund

Dow Jones 20 U.S. Portfolio Fund

(collectively, the “Funds”)

Supplement dated December 30, 2004

to the Service and Institutional Shares

Prospectus dated February 6, 2004,

as supplemented through February 24, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective as of the close of business on December 20, 2004, the Services Shares and Institutional Shares of the Dow Jones 100 U.S. Portfolio Fund terminated.

Effective as of the close of business on December 23, 2004, the Services Shares and Institutional Shares of the Dow Jones 80 U.S. Portfolio Fund, Dow Jones 60 U.S. Portfolio Fund, Dow Jones 40 U.S. Portfolio Fund and Dow Jones 20 U.S. Portfolio Fund terminated.